Fiscal 3Q23 Results July 26, 2023

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions, divestitures, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, is intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

4 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts 3Q23 vs. 3Q22 vs. 2Q23 As reported: Net revenues RECORD $ 2,907 7% 1% Net income available to common shareholders $ 369 23% (13)% Earnings per common share - diluted $ 1.71 24% (11)% 3Q22 2Q23 Return on common equity 14.9% 13.3% 17.3% vs. 3Q22 vs. 2Q23 Non-GAAP measures*: Adjusted net income available to common shareholders $ 399 15% (11)% Adjusted earnings per common share - diluted $ 1.85 15% (9)% 3Q22 2Q23 Adjusted return on common equity 16.1% 15.4% 18.2% Adjusted return on tangible common equity 19.7% 18.1% 22.3% Fiscal 3Q23 highlights

Fiscal 3Q23 key metrics

$ in billions		3Q23	vs. 3Q22	vs. 2Q23
Client assets under administration	RECORD	$ 1,280.9	14%	5%
Private Client Group (PCG) assets under administration	RECORD	$ 1,227.0	15%	5%
PCG assets in fee-based accounts	RECORD	$ 697.0	15%	5%
Financial assets under management		$ 200.7	10%	3%
Domestic PCG net new assets*		$ 14.4	(2)%	(33)%
Total clients' domestic cash sweep and ESP balances**		$ 58.0	(24)%	11%
PCG financial advisors*		8,704	1%	—%
Bank loans, net:				
Raymond James Bank		$ 30.8	3%	(2)%
TriState Capital Bank***	RECORD	$ 12.5	6%	2%
Total bank loans, net		$ 43.3	4%	(1)%

*These metrics include the impact of the departure of 60 financial advisors and approximately $4.6 billion of assets under administration, representing the portion of advisors previously associated through a single relationship in the firm's independent contractors division whose affiliation with the firm ended in the fiscal third quarter of 2023. Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees. **In March 2023, we launched our Enhanced Savings Program (ESP), in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ***Acquired on June 1, 2022.

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RAYMOND JAMES

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank. Fiscal 3Q23 segment results 6 $ in millions 3Q23 vs. 3Q22 vs. 2Q23 Net revenues: Private Client Group RECORD $ 2,182 11% 2% Capital Markets $ 276 (28)% (9)% Asset Management $ 226 (1)% 5% Bank $ 514 86% (5)% Consolidated net revenues RECORD $ 2,907 7% 1% Pre-tax income/(loss): Private Client Group $ 411 64% (7)% Capital Markets $ (34) NM —% Asset Management $ 89 (4)% 9% Bank $ 66 (11)% (27)% Consolidated pre-tax income $ 486 17% (13)%

FYTD 2023 highlights (9 months) 7 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts FYTD 2023 vs. FYTD 2022 As reported: Net revenues RECORD $ 8,566 5% Net income available to common shareholders RECORD $ 1,301 22% Earnings per common share - diluted RECORD $ 5.95 19% FYTD 2022 Return on common equity 17.9% 16.3% vs. FYTD 2022 Non-GAAP measures*: Adjusted net income available to common shareholders RECORD $ 1,350 17% Adjusted earnings per common share - diluted RECORD $ 6.17 14% FYTD 2022 Adjusted return on common equity 18.5% 17.6% Adjusted return on tangible common equity 22.7% 20.1%

FYTD 2023 segment results (9 months) 8 $ in millions FYTD 2023 vs. FYTD 2022 Net revenues: Private Client Group RECORD $ 6,389 12% Capital Markets $ 873 (38)% Asset Management $ 649 (7)% Bank RECORD $ 1,562 138% Consolidated net revenues RECORD $ 8,566 5% Pre-tax income/(loss): Private Client Group RECORD $ 1,286 95% Capital Markets $ (84) NM Asset Management $ 251 (17)% Bank $ 293 13% Consolidated pre-tax income RECORD $ 1,695 21% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank.

Financial Review Paul Shoukry Chief Financial Officer, Raymond James Financial 9

Consolidated net revenues 10 $ in millions 3Q23 vs. 3Q22 vs. 2Q23 Asset management and related administrative fees $ 1,373 (4)% 5% Brokerage revenues 461 (10)% (7)% Account and service fees 264 25% 2% Investment banking 151 (32)% (2)% Interest income 987 164% 8% Other 57 90% 78% Total revenues 3,293 19% 4% Interest expense (386) 543% 36% Net revenues $ 2,907 7% 1%

Domestic cash sweep and ESP balances 11 C lie nt s' D om es tic C as h S w ee p & E S P B al an ce s ($ B ) C ash S w eep & E S P B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP & ENHANCED SAVINGS PROGRAM (ESP)* BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 36.6 38.7 39.1 37.7 27.9 25.5 22.0 18.2 9.4 16.9 13.7 6.4 3.1 2.4 1.9 2.7 11.2 75.8 67.1 60.4 52.2 58.0 7.8% 7.0% 5.9% 4.9% 5.2% RJBDP - Bank Segment** RJBDP - Third-Party Banks** Client Interest Program ESP* 3Q22 4Q22 1Q23 2Q23 3Q23 Note: May not total due to rounding. *In March 2023, we launched our Enhanced Savings Program, in which Private Client Group clients may deposit cash in a high- yield Raymond James Bank account. **Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, which includes Raymond James Bank and TriState Capital Bank, as well as various third-party banks. Year-over-year change: (24)% Sequential change: 11% 2.7

Net interest income & RJBDP fees (third-party banks) 12 Note: Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank. *As reported in Account and Service Fees in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 370 606 723 731 708 314 497 586 631 601 109 137 100 107 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 3Q22 4Q22 1Q23 2Q23 3Q23 NET INTEREST MARGIN (NIM) 2.41% 2.91% 3.36% 3.63% 3.26% 1.77% 2.53% 3.19% 3.59% 3.33% Firmwide NIM Bank Segment NIM 3Q22 4Q22 1Q23 2Q23 3Q23 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 0.88% 1.85% 2.72% 3.25% 3.37% 3Q22 4Q22 1Q23 2Q23 3Q23 Year-over-year change: 91% Sequential change: (3%) 56

Consolidated expenses

$ in millions		3Q23	vs. 3Q22	vs. 2Q23
Compensation, commissions and benefits	**$**	**1,851**	**1%**	**2%**
Non-compensation expenses:				
Communications and information processing		149	16%	(3)%
Occupancy and equipment		68	5%	—%
Business development		66	14%	22%
Investment sub-advisory fees		40	5%	11%
Professional fees		35	(8)%	(8)%
Bank loan provision for credit losses		54	(4)%	93%
Other*		158	86%	33%
Total non-compensation expenses		**570**	**22%**	**15%**
Total non-interest expenses	**$**	**2,421**	**5%**	**5%**



TOTAL COMPENSATION RATIO**
67.5%
66.8%
62.1%
61.5%
62.3%
61.7%
63.3%
62.8%
63.7%
62.7%
3Q22
4Q22
1Q23
2Q23
3Q23
Adjusted Total Compensation Ratio***
Total Compensation Ratio



TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS
469
456
398
496*
570*
3Q22
4Q22
1Q23
2Q23
3Q23

*The three months ended June 30, 2023 and three months ended March 31, 2023 included the unfavorable impact of elevated provisions for legal and regulatory matters, which amounted to approximately $65 million and $25 million, respectively. **Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. ***This is a non-GAAP financial measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

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RAYMOND JAMES

*This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 14 15.3% 23.4% 19.4% 16.7% 17.7% 22.8% 23.3% 20.4% 18.1% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted)* 3Q22 4Q22 1Q23 2Q23 3Q23 21.8%

Other financial information 15 *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non- GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 3Q23 vs. 3Q22 vs. 2Q23 Total assets $ 77,633 (10)% (2)% RJF corporate cash* $ 1,718 (15)% (6)% Total common equity attributable to RJF $ 9,870 5% —% Book value per share $ 47.34 9% 1% Tangible book value per share** $ 38.71 8% 1% Weighted-average common and common equivalent shares outstanding – diluted 214.8 —% (2)% 3Q22 2Q23 Tier 1 leverage ratio*** 11.4% 10.8% 11.5% Tier 1 capital ratio*** 20.6% 20.0% 20.1% Common equity tier 1 ratio*** 20.4% 20.0% 19.9% Total capital ratio*** 22.0% 21.5% 21.4% Effective tax rate 24.1% 27.5% 23.3%

$1.4B of dividends paid and share repurchases over the past 5 quarters Capital management 16 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 171 135 217 441 390 100 62 138 350 30071 73 79 91 90 Share Repurchases* Dividends Paid** 3Q22 4Q22 1Q23 2Q23 3Q23 Number of Shares Repurchased* (thousands) 1,136 600 1,292 3,745 3,314 Average Share Price of Shares Repurchased* $87.98 $104.07 $106.46 $93.45 $90.51 *Under the Board of Director's common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates amount remaining as of 6/30/23 under the Board of Director's $1.5 billion common stock repurchase authorization approved on December 1, 2022. $750M remains under current common stock repurchase authorization***

Bank segment key credit trends 17 $ in millions 3Q23 vs. 3Q22 vs. 2Q23 Bank loan provision for credit losses $ 54 (4)% 93% Net charge-offs $ 15 50% (25)% 3Q22 2Q23 Nonperforming assets as a % of total assets 0.21% 0.17% 0.16% Bank loan allowance for credit losses as a % of loans held for investment 1.04% 0.90% 0.94% Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* 1.90% 1.73% 1.67% Criticized loans as a % of loans held for investment 0.94% 1.63% 0.92% Note: Our Bank segment includes Raymond James Bank and TriState Capital Bank. *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

Outlook 18

Appendix 19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures. Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

$ in millions	Three months ended June 30, 2022	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended March 31, 2023	Three months ended **June 30, 2023**	Nine months ended June 30, 2022	Nine months ended **June 30, 2023**
Net income available to common shareholders	$ 299	$ 437	$ 507	$ 425	**$ 369**	$ 1,068	**$ 1,301**
Non-GAAP adjustments:							
Expenses directly related to acquisitions included in the following financial statement line items:							
Compensation, commissions and benefits:							
Acquisition-related retention [1]	16	17	18	17	**18**	41	**53**
Other acquisition-related compensation	2	—	—	—	**10**	2	**10**
Total "Compensation, commissions and benefits" expense	18	17	18	17	**28**	43	**63**
Professional fees	4	1	—	—	**1**	11	**1**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans [2]	26	—	—	—	**—**	26	**—**
Other							
Amortization of identifiable intangible assets [3]	8	11	11	11	**11**	22	**33**
Initial provision for credit losses on acquired lending commitments [2]	5	—	—	—	**—**	5	**—**
All other acquisition-related expenses	4	1	—	—	**—**	10	**—**
Total "Other" expense	17	12	11	11	**11**	37	**33**
Total expenses related to acquisitions	65	30	29	28	**40**	117	**97**
Other — Insurance settlement received [4]	—	—	(32)	—	**—**	—	**(32)**
Pre-tax impact of non-GAAP adjustments	65	30	(3)	28	**40**	117	**65**
Tax effect of non-GAAP adjustments	(16)	(8)	1	(7)	**(10)**	(29)	**(16)**
Total non-GAAP adjustments, net of tax	49	22	(2)	21	**30**	88	**49**
Adjusted net income available to common shareholders	$ 348	$ 459	$ 505	$ 446	**$ 399**	$ 1,156	**$ 1,350**
Pre-tax income	$ 415	$ 616	$ 652	$ 557	**$ 486**	$ 1,406	**$ 1,695**
Pre-tax impact of non-GAAP adjustments (as detailed above)	65	30	(3)	28	**40**	117	**65**
Adjusted pre-tax income	$ 480	$ 646	$ 649	$ 585	**$ 526**	$ 1,523	**$ 1,760**

Note: Please refer to the footnotes on slide 29 for additional information.

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RAYMOND JAMES

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

	Three months ended					Nine months ended	
	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	**June 30, 2023**	June 30, 2022	**June 30, 2023**
Pre-tax margin (5)	15.3 %	21.8 %	23.4 %	19.4 %	**16.7 %**	17.2 %	**19.8 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Compensation, commissions and benefits:							
Acquisition-related retention (1)	0.6 %	0.6 %	0.6 %	0.5 %	**0.7 %**	0.5 %	**0.6 %**
Other acquisition-related compensation	0.1 %	— %	— %	— %	**0.3 %**	0.1 %	**0.1 %**
Total "Compensation, commissions and benefits" expense	0.7 %	0.6 %	0.6 %	0.5 %	**1.0 %**	0.6 %	**0.7 %**
Professional fees	0.1 %	— %	— %	— %	**— %**	0.1 %	**— %**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (2)	1.0 %	— %	— %	— %	**— %**	0.3 %	**— %**
Other:							
Amortization of identifiable intangible assets (3)	0.3 %	0.4 %	0.4 %	0.5 %	**0.4 %**	0.2 %	**0.4 %**
Initial provision for credit losses on acquired lending commitments (2)	0.2 %	— %	— %	— %	**— %**	0.1 %	**— %**
All other acquisition-related expenses	0.1 %	— %	— %	— %	**— %**	0.1 %	**— %**
Total "Other" expense	0.6 %	0.4 %	0.4 %	0.5 %	**0.4 %**	0.4 %	**0.4 %**
Total expenses related to acquisitions	2.4 %	1.0 %	1.0 %	1.0 %	**1.4 %**	1.4 %	**1.1 %**
Other — Insurance settlement received (4)	— %	— %	(1.1)%	— %	**— %**	— %	**(0.4)%**
Total non-GAAP adjustments	2.4 %	1.0 %	(0.1)%	1.0 %	**1.4 %**	1.4 %	**0.7 %**
Adjusted pre-tax margin (5)	17.7 %	22.8 %	23.3 %	20.4 %	**18.1 %**	18.6 %	**20.5 %**

Note: Please refer to the footnotes on slide 29 for additional information.

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RAYMOND JAMES

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Total compensation ratio (6) 67.5% 62.1% 62.3% 63.3% 63.7 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.6% 0.6% 0.6% 0.5% 0.7 % Other acquisition-related compensation 0.1% — % — % — % 0.3 % Total “Compensation, commissions and benefits” expenses related to acquisitions 0.7% 0.6% 0.6% 0.5% 1.0 % Adjusted total compensation ratio (6) 66.8% 61.5% 61.7% 62.8% 62.7 % Three months ended $ in millions June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Compensation, commissions and benefits expense $ 1,834 $ 1,759 $ 1,736 $ 1,820 $ 1,851 Less: Total compensation-related acquisition expenses (1) 18 17 18 17 28 Adjusted compensation, commissions and benefits expense $ 1,816 $ 1,742 $ 1,718 $ 1,803 $ 1,823

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 29 for additional information. Three months ended Nine months ended Earnings per common share (7) June 30, 2022 March 31, 2023 June 30, 2023 June 30, 2022 June 30, 2023 Basic $ 1.41 $ 1.97 $ 1.75 $ 5.12 $ 6.09 Impact of non-GAAP adjustments on basic earnings per common share: Compensation, commissions and benefits: Acquisition-related retention (1) 0.08 0.08 0.09 0.20 0.25 Other acquisition-related compensation 0.01 — 0.05 0.01 0.05 Total “Compensation, commissions and benefits” expense 0.09 0.08 0.14 0.21 0.30 Professional fees 0.02 — — 0.05 — Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (2) 0.12 — — 0.13 — Other: Amortization of identifiable intangible assets (3) 0.04 0.05 0.05 0.11 0.16 Initial provision for credit losses on acquired lending commitments (2) 0.02 — — 0.02 — All other acquisition-related expenses 0.02 — — 0.05 — Total “Other” expense 0.08 0.05 0.05 0.18 0.16 Total expenses related to acquisitions 0.31 0.13 0.19 0.57 0.46 Other — Insurance settlement received (4) — — — — (0.15) Tax effect of non-GAAP adjustments (0.07) (0.03) (0.05) (0.14) (0.08) Total non-GAAP adjustments, net of tax 0.24 0.10 0.14 0.43 0.23 Adjusted basic $ 1.65 $ 2.07 $ 1.89 $ 5.55 $ 6.32 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 25 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended Nine months ended Earnings per common share (7) June 30, 2022 March 31, 2023 June 30, 2023 June 30, 2022 June 30, 2023 Diluted $ 1.38 $ 1.93 $ 1.71 $ 4.99 $ 5.95 Impact of non-GAAP adjustments on diluted earnings per common share: Compensation, commissions and benefits: Acquisition-related retention (1) 0.07 0.08 0.09 0.19 0.24 Other acquisition-related compensation 0.01 — 0.05 0.01 0.05 Total “Compensation, commissions and benefits” expense 0.08 0.08 0.14 0.20 0.29 Professional fees 0.02 — — 0.05 — Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (2) 0.12 — — 0.12 — Other: Amortization of identifiable intangible assets (3) 0.04 0.05 0.05 0.11 0.15 Initial provision for credit losses on acquired lending commitments (2) 0.02 — — 0.02 — All other acquisition-related expenses 0.02 — — 0.05 — Total “Other” expense 0.08 0.05 0.05 0.18 0.15 Total expenses related to acquisitions 0.30 0.13 0.19 0.55 0.44 Other — Insurance settlement received (4) — — — — (0.15) Tax effect of non-GAAP adjustments (0.07) (0.03) (0.05) (0.13) (0.07) Total non-GAAP adjustments, net of tax 0.23 0.10 0.14 0.42 0.22 Adjusted diluted $ 1.61 $ 2.03 $ 1.85 $ 5.41 $ 6.17

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Book value per share As of $ in millions, except per share amounts June 30, 2022 March 31, 2023 June 30, 2023 Total common equity attributable to Raymond James Financial, Inc. $ 9,395 $ 9,875 $ 9,870 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,810 1,932 1,928 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (128) (128) (129) Tangible common equity attributable to Raymond James Financial, Inc. $ 7,713 $ 8,071 $ 8,071 Common shares outstanding 215.5 211.6 208.5 Book value per share (8) $ 43.60 $ 46.67 $ 47.34 Tangible book value per share (8) $ 35.79 $ 38.14 $ 38.71

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 27 Note: Please refer to the footnotes on slide 29 for additional information. Return on common equity Three months ended Nine months ended $ in millions June 30, 2022 March 31, 2023 June 30, 2023 June 30, 2022 June 30, 2023 Average common equity (9) $ 8,999 $ 9,806 $ 9,873 $ 8,711 $ 9,705 Impact of non-GAAP adjustments on average common equity: Compensation, commissions and benefits: Acquisition-related retention (1) 8 9 9 19 27 Other acquisition-related compensation 1 — 4 1 2 Total “Compensation, commissions and benefits” expense 9 9 13 20 29 Professional fees 2 — 1 5 — Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (2) 13 — — 7 — Other: Amortization of identifiable intangible assets (3) 4 6 6 11 17 Initial provision for credit losses on acquired lending commitments (2) 3 — — 1 — All other acquisition-related expenses 2 — — 4 — Total “Other” expense 9 6 6 16 17 Total expenses related to acquisitions 33 15 20 48 46 Other — Insurance settlement received (4) — — — — (24) Tax effect of non-GAAP adjustments (8) (4) (5) (12) (5) Total non-GAAP adjustments, net of tax 25 11 15 36 17 Adjusted average common equity (9) $ 9,024 $ 9,817 $ 9,888 $ 8,747 $ 9,722 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Return on tangible common equity	Three months ended			Nine months ended	
$ in millions	June 30, 2022	March 31, 2023	**June 30, 2023**	June 30, 2022	**June 30, 2023**
Average common equity [9]	$ 8,999	$ 9,806	**$ 9,873**	$ 8,711	**$ 9,705**
Less:					
Average goodwill and identifiable intangible assets, net	1,460	1,936	**1,930**	1,169	**1,932**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(108)	(129)	**(128)**	(86)	**(128)**
Average tangible common equity [9]	$ 7,647	$ 7,999	**$ 8,071**	$ 7,628	**$ 7,901**
Impact of non-GAAP adjustments on average tangible common equity:					
Compensation, commissions and benefits:					
Acquisition-related retention [1]	8	9	**9**	19	**27**
Other acquisition-related compensation	1	—	**4**	1	**2**
Total "Compensation, commissions and benefits" expense	9	9	**13**	20	**29**
Professional fees	2	—	**1**	5	**—**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans [2]	13	—	**—**	7	**—**
Other:					
Amortization of identifiable intangible assets [3]	4	6	**6**	11	**17**
Initial provision for credit losses on acquired lending commitments [2]	3	—	**—**	1	**—**
All other acquisition-related expenses	2	—	**—**	4	**—**
Total "Other" expense	9	6	**6**	16	**17**
Total expenses related to acquisitions	33	15	**20**	48	**46**
Other — Insurance settlement received [4]	—	—	**—**	—	**(24)**
Tax effect of non-GAAP adjustments	(8)	(4)	**(5)**	(12)	**(5)**
Total non-GAAP adjustments, net of tax	25	11	**15**	36	**17**
Adjusted average tangible common equity [9]	$ 7,672	$ 8,010	**$ 8,086**	$ 7,664	**$ 7,918**
Return on common equity [10]	13.3 %	17.3 %	**14.9 %**	16.3 %	**17.9 %**
Adjusted return on common equity [10]	15.4 %	18.2 %	**16.1 %**	17.6 %	**18.5 %**
Return on tangible common equity [10]	15.6 %	21.3 %	**18.3 %**	18.7 %	**22.0 %**
Adjusted return on tangible common equity [10]	18.1 %	22.3 %	**19.7 %**	20.1 %	**22.7 %**

Note: Please refer to the footnotes on slide 29 for additional information.

28

RAYMOND JAMES

Footnotes 29 (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Our results for the three and nine months ended June 30, 2022 included an initial provision for credit losses on loans and lending commitments acquired as part of our TriState Capital acquisition of $26 million (included in “Bank loan provision for credit losses”) and $5 million (included in “Other” expense), respectively. These provisions were required under U.S. generally accepted accounting principles to be recorded in earnings in the reporting period following the acquisition date. (3) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (4) The three months ended December 31, 2022 and nine months ended June 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (5) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (6) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (7) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended June 30, 2023 and June 30, 2022, $2 million for the three months ended March 31, 2023, $4 million for the nine months ended June 30, 2023, and $2 million for the nine months ended June 30, 2022. (8) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (9) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (10) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.